SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  DECEMBER 26, 2000



                            BREED TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                     1-11474                 22-2767118
----------------------------   -----------------------   ---------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
        Incorporation)                                   Identification Number)



   5300 OLD TAMPA HIGHWAY, LAKELAND, FLORIDA                    33811
   -----------------------------------------                   ---------
    (Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:          (863) 668-6000


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ITEM 5.  OTHER EVENTS.

         On December 26, 2000, BREED Technologies, Inc.'s (the "Company") amended plan of reorganization (the "Amended Plan of Reorganization") was declared effective by the United States Bankruptcy Court for the District of Delaware (the "Court"). The Amended Plan of Reorganization, which was filed with the Court on September 27, 2000 in connection with its pending voluntary bankruptcy proceeding with the Court under Chapter 11 of the United States Bankruptcy Code, was confirmed by the Court on November 22, 2000. Pursuant to the terms of the Amended Plan of Reorganization, all of the Company's common stock outstanding prior to the effective date of the Amended Plan of Reorganization has been cancelled. As a result of the effectiveness of the Amended Plan of Reorganization, the Company will file a Form 15 with the Securities and Exchange Commission today to de-register its common stock under the Securities Exchange Act of 1934, as amended. A copy of the press release issued by the Company on December 27, 2000 regarding cancellation of its common stock is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K


EXHIBIT NO.                DESCRIPTION
-----------                -----------

  99.1 Press release regarding confirmation of the Amended Plan of Reorganization with the Court and cancellation of the Company's common stock.

                                  Page 2 of 3


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BREED TECHNOLOGIES, INC.

Date:  December 27, 2000                   By: /s/ PATRICK J. O'MALLEY
                                              -----------------------------
                                                   Patrick J. O'Malley
                                                   CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

  99.1 Press release regarding confirmation of the Amended Plan of Reorganization with the Court and cancellation of the Company's common stock.